SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - April 21, 2006

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------

(State or other jurisdiction (Commission File     (IRS Employer
     of Incorporation)             Number)       Identification
                                                    Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                        17552
---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

                                N/A
-----------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition
           _____________________________________________

           On April 21, 2006, Union National Financial
           Corporation issued a press release reporting first quarter earnings and announcing a second quarter cash dividend. The aforementioned is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits
           _________________________________

      (b)  Exhibits.

           Exhibit No.   Description
           ___________   ___________
           99.1          Earnings Release dated April 21, 2006.



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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: April 21, 2006        /s/Mark D. Gainer
                             ----------------------------------

                             Mark D. Gainer,
                             Chairman, President and Chief
                             Executive Officer

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                            EXHIBIT INDEX

                                        Page Number in
Exhibit                                 Manually Signed Original
_______                                 ________________________

99.1       Press Release                5

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                          EXHIBIT 99.1

                          Press Release

                        PRESS RELEASE

   Union National Financial Corporation Reports First Quarter
   __________________________________________________________
       Earnings and Announces Second Quarter Cash Dividend
       ___________________________________________________

Lancaster, Pennsylvania, April 21, 2006. Union National Financial Corporation, the parent bank holding company of Union National Community Bank, reported consolidated net income of $770,000 for the first quarter of 2006, as compared to $822,000 for the same period of 2005. This decline of $52,000 or 6.3% reflects the bank's investment in strategic initiatives to position itself for future growth through expanded branch operations, including the upcoming launch of the Gold Cafe' brand, and the opening of its new corporate office facility in Lancaster, PA.

Union National's earnings for the quarter ended March 31, 2006, as compared to the same period of 2005, were impacted by the following items:
   * There was a marginal increase in net interest income, as asset growth was largely offset by a narrowing of the net interest margin during the period. The flat treasury yield curve and increased utilization of higher-cost alternative funding sources contributed to the net interest margin constriction.
   * The provision for loan and lease losses decreased as compared to the same period of the prior year due to improved charge-off history, slightly smaller loan growth, and stable overall credit quality.
   * Since Home Team Financial, LLC ("Home Team Financial"), the mortgage company subsidiary of Union National Community Bank, and its settlement company subsidiary, TA of Lancaster, LLC, did not begin operations until the third quarter of 2005, inclusion of their results caused significant increases in consolidated other operating income and expenses in comparison to the prior year. However, Home Team Financial's overall contribution to net earnings for the period was a net loss of $7,000. Accordingly, the discussion below excludes the results of Home Team Financial.
   * Other operating income, including securities gains, increased by 85.9% in comparison to the first quarter of 2005 (6.9% excluding Home Team Financial) primarily due to:
       o An increase in service charge income on deposit accounts resulting primarily from higher overdraft fees;
       o Increased debit card interchange income; and
       o Higher ATM service fee income.
   * Other operating expenses increased by 31.7% in comparison to the first quarter of 2005 (9.0% excluding Home Team Financial) primarily resulting from:
       o Higher salaries and wages due to additional staffing needs for the new Gold Cafe' branch located at the entrance to the Lancaster site of Harrisburg Area Community College as well as annual performance increases. These costs were accompanied by commensurate increases in retirement plan benefits and other employee benefits;
       o Increased occupancy expenses as a result of the move of corporate headquarters to 570 Lausch Lane, Lancaster, PA in February, and the land lease for the HACC Gold Cafe' site.

The Board of Directors of Union National Financial Corporation approved the payment of its second regular quarterly cash dividend for 2006. The cash dividend of 16 cents per share is payable on May 22, 2006, to stockholders of record on May 8, 2006. Basic earnings per share for the first quarter of 2006 amounted to 31 cents per share, a 6.1% decline in comparison to basic earnings per share of 33 cents for the same period of 2005, with effect given for a 5% stock dividend for the same period of 2005. Diluted earnings per share amounted to 30 cents per share in comparison to 32 cents for the first quarter of 2005.

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

Financial Highlights       Three Months Ended
____________________       __________________
                     March 31, 2006 March 31, 2005 Percent Change
                     ______________ ______________ ______________
Net Interest Income      $3,588,000     $3,579,000          0.25%
Provision for Loan
  and Lease Losses           30,000        124,000         -75.8%
Other Operating Income    1,854,000        988,000          87.7%
Investment Securities
  Gains                      22,000         21,000           4.8%
Other Operating Expenses  4,571,000      3,470,000          31.7%
Net Income                  770,000        822,000          -6.3%

PER SHARE INFORMATION (1):
Earnings Per Share - Basic    $0.31          $0.33          -6.1%
Earnings Per Share -
  Assuming Dilution            0.30           0.32          -6.3%
Dividends Per Share            0.16          0.152           5.3%

PERFORMANCE RATIOS:
Net Interest Margin %
  (Taxable-Equivalent)        3.60%          4.02%         -10.4%
Return on Average
  Stockholders' Equity       11.56%         12.53%          -7.7%
Return on Average
  Realized Stockholders'
  Equity (2)                 11.29%         12.61%         -10.5%



                         Balance Sheet as of
                         ___________________
                     March 31, 2006 March 31, 2005 Percent Change
                     ______________ ______________ ______________
Total Loans and
  Leases               $304,350,000   $267,649,000          13.7%
Allowance for Loan
  and Lease Losses      (2,729,000)    (2,430,000)          12.3%
Total Assets            478,350,000    412,204,000          16.0%
Total Deposits          315,391,000    275,141,000          14.6%
Total Stockholders'
  Equity                 27,598,000     26,520,000           4.1%
PER SHARE INFORMATION (1):
Book Value Per Share         $10.97         $10.49           4.6%
BALANCE SHEET RATIOS:
Total Stockholders'
  Equity as a % of
  Assets                      5.77%          6.43%         -10.3%
Nonperforming Loans
  and Leases as a % of
  Total Loans and Leases      0.58%          0.49%          18.4%

    (1) Adjusted to reflect the 5% stock dividend paid on May 20, 2005.
    (2) Excludes the impact of accumulated other comprehensive income on total stockholders' equity.


Union National Community Bank, a wholly-owned subsidiary of Union
National Financial Corporation, has been serving its communities for over 150 years. The bank operates seven retail offices in Lancaster County.

For Further Information, Please Contact:
Mark D. Gainer, Chairman, President & CEO
Union National Financial Corporation
570 Lausch Lane
Lancaster, PA 17601
(717) 653-1441

This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the company's financial services and products may not occur, changing economic and competitive conditions, technological developments and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission.

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